EXHIBIT (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of FactorShares Trust (the “Trust”) hereby appoints Samuel Masucci III and Joel Colpitts, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 3rd day of October, 2012.

/s/ Bryce Tillery
Bryce Tillery

[SEAL]
/s/ Jacquelyn Prostko
JACQUELYN PROSTKO
Notary Public, State of Texas
My Commission Expires August 19, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of FactorShares Trust (the “Trust”) hereby appoints Samuel Masucci III and Joel Colpitts, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 3rd day of October, 2012.

/s/ John Southard
John Southard

[SEAL]
SANDRA L. WELLER
Notary Public
State of Wisconsin

/s/ Sandra L. Weller
10/3/2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of FactorShares Trust (the “Trust”) hereby appoints Joel Colpitts, an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 3rd day of October, 2012.

/s/ Samuel Masucci III
Samuel Masucci III

[SEAL]
SANDRA L. WELLER
Notary Public
State of Wisconsin

/s/ Sandra L. Weller
10/3/2012